EXHIBIT 10.13


                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------
                       (Savvis Communications Corporation)

         THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is between Savvis Communications Corporation, a Missouri corporation ("Debtor"), and General Electric Capital Corporation, a Delaware corporation, as Agent for itself and other Lessors from time to time party to the Restated Lease Agreement as defined below (in such capacity, together with its successors and assigns in such capacity, "Secured Party"), and as Lessor pursuant to that certain Amended and Restated Lease Agreement dated as of March 8, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Restated Lease Agreement") Savvis Communications Corporation, a Delaware corporation and Secured Party.

                                R E C I T A L S:
                                ----------------

         A. Debtor and Secured Party have entered into that certain Security Agreement dated as of March 18, 2002 (as the same may be amended, modified, supplemented, renewed, extended or restated from time to time, the "Security Agreement"; all terms defined in the Security Agreement, wherever used herein, shall have the same meanings herein as are prescribed by the Security Agreement).

         B. Pursuant to the terms of the Security Agreement, Debtor has granted to Secured Party a lien and security interest in all General Intangibles of Debtor, including, without limitation, all of Debtor's right, title, and interest in, to and under all now owned and hereafter acquired Trademarks, together with the goodwill of the business symbolized by Debtor's Trademarks, and Trademark Licenses, and all products and Proceeds thereof, to secure the payment of the Obligations (as defined in the Restated Lease Agreement).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby grants to Secured Party a lien and continuing security interest in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Trademark Collateral"), whether presently existing or hereafter created or acquired, and such grant insofar as it applies to Collateral covered by the Master Lease Agreement (as defined in the Restated Lease Agreement), is in confirmation of the existing and continuing Lien and security interest granted under the Master Lease Agreement:

                  (1) each Trademark, trademark registration
         ("Trademark Registration") and trademark application ("Trademark Application"), including, without limitation, each Trademark,
          Trademark Registration and Trademark Application referred to in
         Schedule 1 annexed hereto, together with the goodwill of the business symbolized thereby; and

                  (2) each Trademark License, including, without limitation, each Trademark License listed in Schedule 1 annexed hereto; and

                  (3) all products and proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present or future (a) infringement, dilution or breach of any Trademark, Trademark Registration, Trademark Application and Trademark License, including, without limitation, any Trademark, Trademark Registration and Trademark License referred to in Schedule 1 annexed hereto, and any Trademark Registration issued pursuant to a Trademark Application referred to in Schedule 1 annexed hereto; or (b) injury to the goodwill associated with any Trademark, Trademark Registration and Trademark Application.


                          TRADEMARK SECURITY AGREEMENT
            (Savvis Communications Corporation - Missouri) - Page 1

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Security Agreement.

         Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.


                          TRADEMARK SECURITY AGREEMENT
            (Savvis Communications Corporation - Missouri) - Page 2

         IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the date written above.


                                           DEBTOR:
                                           -------

                                           SAVVIS COMMUNICATIONS CORPORATION,
                                           a Missouri corporation


                                           By: /s/ Nancy Bridgman Lysinger
                                               ------------------------------
                                               Name:  Nancy Bridgman Lysinger
                                               Title: Vice President and
                                                           Treasurer


                                           SECURED PARTY:
                                           -------------

                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           a Delaware corporation, as Agent


                                           By: /s/ Robert Wotten
                                               --------------------
                                               Name:  Robert Wotten
                                               Title: Vice President


                          TRADEMARK SECURITY AGREEMENT
            (Savvis Communications Corporation - Missouri) - Page 3

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF New York          )

                           )

COUNTY OF New York         )

         This instrument was acknowledged before me this 18th day of March, 2002, by Nancy Bridgman Lysinger, as Vice President and Treasurer of Savvis Communications Corporation, a Missouri corporation, on behalf of such corporation.

                                           /s/ Robert Braumuller
                                           -------------------------------------
         {Seal}                            Notary Public in and for the State of
                                               New York

My commission expires: 8/2/05






STATE OF Connecticut       )

                           )

COUNTY OF Fairfield        )

         This instrument was acknowledged before me this 15th day of March, 2002, by Robert Wotten, as Vice President of General Electric Capital Corporation, a Delaware corporation, as Agent, on behalf of such corporation.

                                           /s/ Delythe Eugenie Lowry
                                           -----------------------------
         {Seal}                            Notary Public in and for the State of
                                               Connecticut

My commission expires: 8/31/05

                                   Schedule 1
                                       to
                          Trademark Security Agreement
                          ----------------------------

                    TRADEMARK APPLICATIONS AND REGISTRATIONS
                    ----------------------------------------

------------------------------------------------------------------------------------------------------------------
Trademark               Country   Filing      Application    Registration     Registration     Status       Class/
                                  Date        Number         Date             Number                        Goods
------------------------------------------------------------------------------------------------------------------
INTELLIGENT IP          USA       09/15/00      76/130,150   10/23/01             2,500,174    Registered   38
NETWORKING FOR DYNAMIC
COMPANIES
------------------------------------------------------------------------------------------------------------------
MIDRANGE XCHANGE        USA       11/17/00      76/167,136                                     Pending.     38
                                                                                               Notice of
                                                                                               Allowance
                                                                                               issued.
------------------------------------------------------------------------------------------------------------------
Miscellaneous Design    USA       03/28/97      75/266,524   02/10/98             2,135,966    Registered   38
------------------------------------------------------------------------------------------------------------------
PROACTIVE NETWORK       USA       10/06/99      75/816,557                                     Pending -    38
                                                                                               Suspended.
------------------------------------------------------------------------------------------------------------------
PROCONNECT              USA       10/06/99      75/816,511   05/22/01             2,452,623    Registered   38
------------------------------------------------------------------------------------------------------------------
PROLINK                 USA       10/06/99      75/816,915   07/04/00             2,364,749    Registered   38
------------------------------------------------------------------------------------------------------------------
PROMANAGED              USA       10/06/99      75/816,755   01/16/01             2,421,038    Registered   38
------------------------------------------------------------------------------------------------------------------
PROMANAGED PLUS         USA       10/06/99      75/816,753   01/16/01             2,421,036    Registered   38
------------------------------------------------------------------------------------------------------------------
PROSECURE               USA       10/06/99      75/816,560   01/16/01             2,421,035    Registered   38
------------------------------------------------------------------------------------------------------------------
SAVVIS                  USA       10/06/99      75/816,754   01/16/01             2,421,037    Registered   38
------------------------------------------------------------------------------------------------------------------
SAVVIS COMMUNICATIONS   USA       11/26/96      75/204,404   04/07/98             2,148,947    Registered   38
------------------------------------------------------------------------------------------------------------------

                               TRADEMARK LICENSES
                               ------------------

None.